Exhibit 10.15


                                 PROMISSORY NOTE



US$ 50,000,000.00                                                 March 18, 2003


     FOR VALUE RECEIVED, PANAMERICAN BEVERAGES, INC. a corporation organized and existing under the laws of the Republic of Panama (herein called "Borrower") promises to pay to the order of PANAMERICAN BEVERAGES, S.A. DE C.V., a corporation organized and existing under the laws of the Republic of Mexico, with tax residence in Switzerland and offices at Bahnhofstrasse 21,6300 Zug, Switzerland (the "Lender"), or at such other place as the holder of this note may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the Maximum Loan Amount (or the unpaid balance of all principal advanced against this note plus accrued interest, if that amount is less), together with accrued interest on the Maturity Date (as defined below).

1. Definitions. The following terms as used in this note shall have the following meanings:

     (a) Business Day shall mean a day on which the main office of the Lender in Zug, Switzerland is open for business and on which commercial banks in Panama City, New York City and Zug, Switzerland are open for dealings in U.S. dollar deposits.

     (b) Legal Requirement shall mean any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any governmental authority.

     (c) Loan shall mean the principal indebtedness evidenced hereby.

     (d) Maturity Date shall mean March 18, 2008, or such later date as the Lender shall agree in writing in its sole discretion.

     (e) Maximum Loan Amount shall mean the principal sum of US$ 50,000,000.00

     (f) Interest Rate shall mean 4 percent (4%) per annum. The Interest Rate shall be computed on the basis of the actual number of days elapsed in a year composed of 360 days.

     (g) Past Due Rate shall mean the Interest Rate plus a two percent (2%) margin per annum. The Past Due Rate shall be computed on the basis of the actual number of days elapsed in a year composed of 360 days.


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2.  Loans.

     (a) The outstanding principal balance of this note shall bear interest on the unpaid principal amount of the Loan from time to time outstanding, at the Interest Rate compounded quarterly, which interest shall accrue quarterly but not be payable until the Maturity Date; provided further, that all past due principal or interest to the extent permitted by law shall bear interest at the Past Due Rate.

3. No Usury. Notwithstanding any provision to the contrary contained in this note or any other document, it is expressly provided that in no case or event
(A) shall the aggregate of any other amounts accrued or paid pursuant hereto which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced hereby, ever exceed the maximum rate of interest which could lawfully be contracted for, charged or received on the unpaid principal balance of this note; or (B) shall Borrower be obligated to pay interest and other amounts described above at a rate which could subject the Lender or any of its officers or directors to either civil or criminal liability as a result of such rate being in excess of the maximum rate which the Lender is permitted to charge under applicable law. In this connection, it is expressly stipulated and agreed that it is the intent of the Borrower and the Lender to contract in strict compliance with the applicable federal and state usury laws (whichever permit the higher rate of interest) from time to time in effect. .

4. Payment Dates on the Loan. This note, including all principal and accrued interest shall be due and payable on the Maturity Date. After the Maturity Date, principal and accrued interest on the Loan shall be payable on demand.

5. Prepayments.

     (a) The Borrower shall have the right, at its option, to prepay the Loan outstanding hereunder in whole at any time or in part from time to time, without premium or penalty, together with the interest accrued to the date of such prepayment on the principal amount prepaid. Prepayments of this note shall be subject to prior written notice of prepayment delivered by the Borrower to the Lender.

     (b) Notice of any prepayment having been given, the principal amount specified in such notice, shall be due and payable on such prepayment date.

6. Timing of Payments. All payments of principal on this note (whether by acceleration or otherwise) and other amounts due hereunder shall be made to the Lender in immediately available funds no later than 12:00 noon, New York, New York time, on the date such payment is due. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day such payment may be made on the next succeeding Business Day.


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7. Funding of Loan by the Lender. The Lender may, if it so elects, cause an affiliate of the Lender to make the Loan; provided, that in such event for the purposes of this note such Loan shall be deemed to have been made by the Lender acting through the affiliate and the obligation of the Borrower to repay such Loan shall nevertheless be to the Lender directly. Notwithstanding any provision of this note to the contrary, the Lender shall be entitled to fund and maintain its funding of all or any part of the Loan in any manner it deems appropriate.

8. Grid Note. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Borrower. All loans and advances and all payments and permitted prepayments made hereon may be endorsed by the holder of this note on a schedule which may be attached hereto (and hereby made a part hereof for all purposes) or otherwise recorded in the holder's records; provided, that any failure to make notation of (a) any advance shall not cancel, limit or otherwise affect Borrower's obligations or any holder's rights with respect to that advance, or
(b) any payment or permitted prepayment of principal shall not cancel, limit or otherwise affect Borrower's entitlement to credit for that payment as of the date received by the holder.

9. Purpose. The proceeds of this note shall be used by the Borrower for general corporate purposes.

10.      Defaults.  If any of the following occurs:

          (a) Borrower does not pay any principal or interest on this note within two (2) Business Days of when due; or

          (b) Borrower shall be in default under or in violation of any legal requirement and such default or violation may, in the reasonable determination of the Lender, affect the ability of the Borrower to timely repay the Loan or the ability of the Lender to enforce this note against the Borrower; or

          (c) Any representation or warranty made in writing by the Borrower in connection with the execution and delivery of this note or any related papers shall prove to have been materially incorrect, false or misleading when made; or

          (d) Any order shall be entered decreeing the dissolution, liquidation or split-up of Borrower, and such order shall remain in effect for 60 days; or

          (e) Borrower shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of Borrower's business, estate or assets or shall


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     commence any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

          (h) Any such petition or application shall be filed or any such proceeding shall be commenced against Borrower and by any act or omission Borrower shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered and remain in effect for more than 30 days appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of Borrower or granting relief to Borrower or approving the petition in any such proceeding; or

          (i) Borrower shall fail generally to pay its debts as they become due, or suffer any writ of attachment or execution or any similar process to be issued or levied against it or substantially all of its property which is not released, stayed, bonded or vacated within 60 days after its issue or levy; or

          (j) The dissolution, liquidation or termination of existence of Borrower or the sale, conveyance, lease or other disposition of substantially all of the assets of Borrower; or

          (k) Borrower shall conceal, remove, or permit to be concealed or removed, any part of Borrower's property, with intent to hinder, delay or defraud any of its creditors, or make or suffer a transfer of any of Borrower's property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall make any transfer of Borrower's property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall suffer or permit, while insolvent, any creditor to obtain a lien upon any of Borrower's property through legal proceedings which is not vacated within 30 days from the date thereof;


then a default shall have occurred under this note and the holder hereof may at its, his or her option (1) terminate any obligation, if any, to advance funds under this note and (2) exercise any or all rights, powers and remedies afforded
(i) under all instruments and agreements which secure or guarantee this note and all related papers and (ii) by law, including the right to declare this entire note at once mature and due.

11. Indemnification. The Borrower shall indemnify the Lender against and hold the Lender harmless from any loss or expense which the Lender may incur or sustain as a consequence of any untimely payment (mandatory or optional) or default by the Borrower in the payment of any interest or principal amount. This provision shall survive the payment of this note. A certificate as to any additional amounts payable pursuant to this paragraph submitted by the Lender to the Borrower shall be conclusive and binding upon the Borrower, absent manifest error.


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12. Collection. If any holder of this note retains an attorney in connection with any default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Borrower sues any holder in connection with this note or any such papers and does not prevail, then Borrower agrees to pay to each such holder, in addition to principal and interest, all reasonable costs and expenses incurred by such holder in trying to collect this note or in any such suit or proceeding, including reasonable attorneys' fees.

13. Waivers. Except only for any notices which are specifically required by another provision of this note, Borrower and any endorsers, guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity. Borrower absolutely, unconditionally and irrevocably waives any and all right to assert any defense, counterclaim, cross claim or setoff of any nature whatsoever with respect to this note.

14. Captions. The headings, titles and captions of various paragraphs of this note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions.

15. GOVERNING LAW; JURISDICTION; WAIVER OF IMMUNITY. THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND TO THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY DELIVERY BY EXPRESS MAIL, CERTIFIED OR REGISTERED MAIL (EXPRESS MAIL IF BORROWER IS NOT LOCATED IN THE UNITED STATES OF AMERICA), RETURN RECEIPT REQUESTED, OR COURIER OR OVERNIGHT DELIVERY SERVICE, TO THE BORROWER'S ADDRESS AS THEN SHOWN ON THE RECORDS OF THE LENDER. THE BORROWER REPRESENTS, WARRANTS AND AGREES THAT IT IS NOT ENTITLED TO, AND TO THE EXTENT IT HEREAFTER BECOMES SO ENTITLED, HEREBY WAIVES ANY IMMUNITY, SOVEREIGN OR OTHERWISE, WITH RESPECT TO ITSELF AND ITS PROPERTY FROM JURISDICTION, SERVICE, ATTACHMENT (BOTH BEFORE


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AND AFTER JUDGMENT) AND EXECUTION IN LEGAL PROCEEDINGS WHEREVER COMMENCED TO
ENFORCE OR COLLECT UPON THIS NOTE.

16. Taxes. All payments of principal, interest, fees, costs, expenses and all other amounts payable under this note shall be made to the Lender in lawful money of the United States of America and in immediately available funds free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, or liabilities with respect thereto, of any nature whatsoever now or hereafter imposed by any government or any political subdivision or taxing authority thereof, excluding those on the income, gross receipts or net worth of the Lender, and excluding franchise taxes of the Lender, such non-excluded amounts referred to as the "Taxes"). In the event that the Borrower is compelled for any reason to withhold any Taxes from amounts payable to the Lender hereunder, it shall pay to the Lender such amounts (after giving effect to all payment of Taxes on all additional payments to be made hereunder) as will result in the receipt by the Lender of the amount the Lender would have received had no such Taxes been withheld. This paragraph shall survive termination of this note.

17. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in United States Dollars into another currency, the Borrower agrees, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal lending procedures the Lender could purchase United States Dollars with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any sum due from it to the Lender hereunder shall, notwithstanding any payment in any other currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that on the Business Day following receipt by the Lender of any sum adjudged to be so due in such other currency the Lender may in accordance with normal lending procedures purchase United States Dollars with such other currency. If the United States Dollars so purchased are less than the sum originally due to the Lender in United States Dollars, the Borrower agrees, as a separate and independent obligation and notwithstanding any such payment, to indemnify the Lender against such loss. This paragraph shall survive termination of this note.

18. Transfer of this Note. Lender reserves the right, exercisable in Lender's sole discretion but with prior notice to Borrower, to sell participations, to assign its interest or both, in all or any part of this note or the debt evidenced by this note to an affiliate of the Lender.

19. JURY WAIVER. BORROWER AND LENDER WAIVE TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM, OFFSET OR DEFENSE) ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS NOTE.

                                       PANAMERICAN BEVERAGES, INC.


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                                       By:------------------------------------
                                          Name:
                                          Title:

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